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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   --------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)            December 7, 2000
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                               UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                                   Unisys Way
                          Blue Bell, Pennsylvania 19424
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           (Address of Principal Executive Offices)  (Zip Code)



                                 (215) 986-4011
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          (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           On December 7, 2000, the Board of Directors of Unisys Corporation (the "Company") extended the Company's Preferred Share Purchase Rights (the "Rights") for five additional years. The Rights are now set to expire on March 17, 2006.

Item 7.    Exhibits.

4 Amendment No. 2, dated as of December 7, 2000, to the Rights Agreement, dated as of March 7, 1986, between Unisys Corporation (then named Burroughs Corporation) and Harris Trust Company of New York, as Rights Agent, as amended on February 22, 1996, and as further amended on January 10, 2000.
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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNISYS CORPORATION


Date: December 20, 2000         By:  /s/Harold S. Barron
                                     ----------------------
                                     Harold S. Barron
                                     Senior Vice President and
                                     General Counsel
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                                  EXHIBIT INDEX
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Exhibit
No.

4 Amendment No. 2, dated as of December 7, 2000, to the Rights Agreement, dated as of March 7, 1986, between Unisys Corporation (then named Burroughs Corporation) and Harris Trust Company of New York, as Rights Agent, as amended on February 22, 1996, and as further amended on January 10, 2000.